UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 13, 2022

Microsoft Corporation

Washington	001-37845	91-1144442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399

(425) 882-8080

www.microsoft.com/investor

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.00000625 par value per share	MSFT	NASDAQ
3.125% Notes due 2028	MSFT	NASDAQ
2.625% Notes due 2033	MSFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has Re-elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 13, 2022, Microsoft Corporation (the “Company”) held its 2022 Annual Shareholders Meeting (the “Annual Meeting”). There were 7,456,502,484 shares of common stock entitled to be voted at the Annual Meeting, of which 6,407,164,715 were voted in person or by proxy. The results for each item submitted for a vote of shareholders are as follows. The shareholders:

(1) Voted to elect each of the twelve (12) nominees for director.

(2) Approved, on an advisory basis, the compensation of the Company’s named executive officers.

(3) Voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

(4) Did not approve a shareholder proposal concerning a cost/benefit analysis of diversity and inclusion.

(5) Did not approve a shareholder proposal concerning a report on hiring of persons with arrest or incarceration records.

(6) Did not approve a shareholder proposal concerning a report on investment of retirement funds in companies contributing to climate change

(7) Did not approve a shareholder proposal concerning a report on government use of Microsoft technology.

(8) Did not approve a shareholder proposal concerning a report on development of products for the military.

(9) Did not approve a shareholder proposal concerning a report on tax transparency.

The Company’s inspector of election certified the following vote tabulations:

Election of Directors

Director	Vote Results	% Votes For	For	Against	Abstain	Broker Non-Votes
Reid G. Hoffman	Re-elected	99.36%	5,160,882,524	33,174,425	7,489,821	1,205,617,945
Hugh F. Johnston	Re-elected	97.22%	5,049,948,273	144,383,497	7,215,000	1,205,617,945
Teri L. List	Re-elected	98.11%	5,096,798,624	97,765,350	6,982,796	1,205,617,945
Satya Nadella	Re-elected	94.81%	4,910,653,831	268,298,408	22,594,531	1,205,617,945
Sandra E. Peterson	Re-elected	97.93%	5,087,619,318	107,175,209	6,752,243	1,205,617,945
Penny S. Pritzker	Re-elected	99.62%	5,175,115,956	19,592,685	6,838,129	1,205,617,945
Carlos A. Rodriguez	Re-elected	99.53%	5,170,479,184	23,953,746	7,113,840	1,205,617,945
Charles W. Scharf	Re-elected	98.62%	5,122,800,449	71,604,817	7,141,504	1,205,617,945
John W. Stanton	Re-elected	99.50%	5,168,492,930	25,964,121	7,089,719	1,205,617,945
John W. Thompson	Re-elected	98.77%	5,099,883,372	63,367,837	38,295,561	1,205,617,945
Emma N. Walmsley	Re-elected	98.65%	5,125,070,256	69,672,875	6,803,639	1,205,617,945
Padmasree Warrior	Re-elected	98.64%	5,124,164,692	70,387,897	6,994,181	1,205,617,945

Advisory Vote to Approve Named Executive Officer Compensation

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	88.84%	4,592,889,815	576,592,671	32,064,284	1,205,617,945

Ratification of Appointment of Independent Auditor for Fisal Year 2023

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	95.37%	6,090,828,328	295,468,078	20,868,309	N/A

Shareholder Proposal: Cost/Benefit Analysis of Diversity and Inclusion

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	1.26%	65,452,580	5,096,572,869	39,521,321	1,205,617,945

Shareholder Proposal: Report on Hiring of Persons with Arrest or Incarceration Records

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	10.93%	561,881,321	4,575,515,870	64,149,579	1,205,617,945

Shareholder Proposal: Report on Investment of Retirement Funds in Companies Contributing to Climate Change

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	11.21%	558,833,392	4,423,581,196	219,132,182	1,205,617,945

Shareholder Proposal: Report on Government Use of Microsoft Technology

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	20.43%	1,052,632,888	4,099,222,359	49,691,523	1,205,617,945

Shareholder Proposal: Report on Development of Products for Military

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	10.52%	538,430,806	4,575,935,372	87,180,592	1,205,617,945

Shareholder Proposal: Report on Tax Transparency

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	22.97%	1,188,222,206	3,982,547,802	30,776,762	1,205,617,945

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: December 16, 2022	/s/ Keith R. Dolliver
Keith R. Dolliver
Assistant Secretary